BALANCE SHEET DETAILS - CURRENT ASSETS AND CURRENT LIABILITIES - Summary of Inventories, Net (Details) - USD ($) $ in Thousands	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Inventory, Net [Abstract]
Raw materials	$ 8,823	$ 5,022	$ 3,377
Finished goods	2,673	16	115
Total inventories	11,496	5,038	3,492
Allowance for obsolete inventory	(55)	(4)	(211)
Inventories, net	$ 11,441	$ 5,034	$ 3,281